EXHIBIT 32.1

             JOINT CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
            PRINCIPAL FINANCIAL OFFICER REQUIRED BY EXCHANGE ACT RULE
                                    13A-14(B)

         In connection with the Quarterly Report of OmniCorder Technologies, Inc. (the "Company") on Form 10-QSB for the quarters ended June 30, 2004 and 2003 as filed with the Securities and Exchange Commission (the "Report"), we, Mark A. Fauci, President and Chief Executive Officer, and Celia Schiffner, Controller and Principal Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 16, 2004


                                      /s/  Mark A. Fauci
                                      ------------------------------------------
                                           Mark A. Fauci
                                           President and Chief Executive Officer




                                      /s/ Celia Schiffner
                                      ------------------------------------------
                                          Celia Schiffner
                                          Controller and Principal Financial
                                           Officer